UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2019

GOLUB CAPITAL BDC, INC.
(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-00794	27-2326940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

__ 666 Fifth Avenue, 18th Floor, New York, NY 10103_ _
(Address of Principal Executive Offices)          (Zip Code)

Registrant’s telephone number, including area code: (212) 750-6060
____ ____
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GBDC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 28, 2019, Golub Capital BDC, Inc. (the “Company”) entered into an amendment (the “GC Advisors Revolver Amendment”) to the amended and restated revolving loan agreement dated as of June 21, 2019, governing the unsecured revolving credit facility (as amended, “GC Advisors Revolver”) with GC Advisors LLC (“GC Advisors”), the Company’s investment adviser, as the lender. The GC Advisors Revolver Amendment was effective as of October 28, 2019.

The GC Advisors Revolver Amendment increases the borrowing capacity under the GC Advisors Revolver from $40.0 million to $100.0 million. The other material terms of the GC Advisors Revolver were unchanged.

The description above is only a summary of the material provisions of the GC Advisors Revolver Amendment and is qualified in its entirety by reference to a copy of the GC Advisors Revolver Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the GC Advisors Revolver Amendment, on October 28, 2019, the Company terminated the revolving loan agreement initially entered into on February 3, 2015 by Golub Capital Investment Corporation (“GCIC”) with GC Advisors as the lender, which, as amended, provided for a borrowing capacity of up to $40.0 million and which the Company assumed as successor by merger to GCIC effective as of September 16, 2019.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.
The information contained in Item 1.01 of this current report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.
10.1	First Amendment to Amended and Restated Revolving Loan Agreement, dated as of October 28, 2019, by and among Golub Capital BDC, Inc., as the borrower, and GC Advisors LLC, as the lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Golub Capital BDC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLUB CAPITAL BDC, INC.

Date: October 31, 2019	By: /s/ Ross A. Teune
Name: Ross A. Teune
Title: Chief Financial Officer